UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to 240.14a-12

Horizon Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Filed under Rule 14a-12

of the Securities Exchange Act of 1934

Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc.

SEC File No. of Horizon Pharma, Inc.: 001-35238

This Schedule 14A filing consists of a press release relating to a Corporate Update Meeting to be held by Horizon Pharma, Inc. (“Horizon”) on Thursday, March 27, 2014.

Horizon issued the press release on March 24, 2014.

Additional Information and Where to Find It

In connection with a proposed transaction with Vidara Therapeutics International Ltd. (“Vidara”), Horizon and Vidara will be filing documents with the SEC, including the filing by Horizon of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, VIDARA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon and its directors and executive officers and Vidara and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon is also included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Horizon Pharma to Host Corporate Update Meeting on March 27, 2014

DEERFIELD, IL. – March 24, 2014 – Horizon Pharma, Inc. (Nasdaq: HZNP) will host a Corporate Update Meeting on Thursday, March 27, 2014 at 7:30 a.m. Eastern Time in New York, NY.

The meeting will be webcast live and may be accessed by visiting Horizon’s website at http://ir.horizon-pharma.com. A replay of the webcast will be available on Horizon’s website for 10 business days.

About Horizon Pharma

Horizon Pharma, Inc. is a commercial stage, specialty pharmaceutical company that markets DUEXIS®, VIMOVO® and RAYOS®/LODOTRA®, which target unmet therapeutic needs in arthritis, pain and inflammatory diseases. The Company’s strategy is to develop, acquire or in-license additional innovative medicines where it can execute a targeted commercial approach among specific target physicians such as primary care physicians, orthopedic surgeons and rheumatologists, while taking advantage of its commercial strengths and the infrastructure the Company has put in place. For more information, please visit www.horizonpharma.com.

Additional Information and Where to Find It

In connection with a proposed transaction with Vidara Therapeutics International Ltd., Horizon and Vidara will be filing documents with the SEC, including the filing by Horizon of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, VIDARA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon and its directors and executive officers and Vidara and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon is also included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts

Robert J. De Vaere

Executive Vice President and Chief Financial Officer

investor-relations@horizonpharma.com